                                                                    EXHIBIT 10.7

                   AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT

          This Amendment No. 1 to Distribution Agreement (this "Amendment") is made as of November 25, 1998 between Ortho-McNeil Pharmaceutical Corporation, a Delaware corporation ("Ortho"), and Women First HealthCare, Inc., a Delaware corporation ("WFHC"). In consideration of the mutual covenants contained herein, the parties hereto agree to amend the Distribution Agreement dated July 1, 1998 by and between Ortho and WFHC (the "Distribution Agreement") as follows:

     1. Definitions. "Article I - Definitions," of the Distribution Agreement is hereby amended by:

          (a) deleting the definitions labeled "Inventory Base Amount" and "Inventory Payment" in their entirety;

          (b) deleting the phrase ***" from the definition of "Royalty Payment" in such Article I and by replacing the same with the phrase ***"; and

          (c) inserting the following new definition of "Actual Manufacturing Costs" in Article I in its proper alphabetical order:

           "Actual Manufacturing Costs" shall mean, with respect to a given period, the actual number of Trade Units purchased during such period multiplied by the applicable manufacturing costs per unit set forth on Exhibit F attached hereto."

     2. Payments. Section 3.1 of the Distribution Agreement is hereby amended by deleting the phrase "Inventory Payment" at each instance where such phrase appears in Section 3.1 and by replacing the same with the phrase "Actual Manufacturing Costs".

     3. Term. Section 6.1 is hereby amended by deleting the phrase ***" from the second (2nd) to last line of such section and by replacing the same with the phrase ***.

     4. 1998 Year-to-Date. Notwithstanding any other provision of the Distribution Agreement to the contrary, the parties hereby amend the Distribution Agreement as follows: (i) when computing the Invoiced Amount paid by WFHC on a year-to-date basis for 1998, an amount equal to *** shall be added to the Invoiced Amount (representing the actual Trade Units shipped by Ortho between January 1, 1998 and June 30, 1998 multiplied by the applicable Transfer Price); and (ii) when computing the Actual Net Sales of WFHC on a year-to-date basis for 1998, an amount equal to *** shall be added to Actual
Net Sales (representing the actual net sales by Ortho between January 1, 1998 and June 30, 1998). By way of illustration and not limitation, the parties agree that the year-to-date payment reconciliation under Section 3.1(b) of the Distribution Agreement for the month of August 1998 is attached hereto as Exhibit G.

     5. Exhibit A. Exhibit A to the Distribution Agreement is hereby deleted in its entirety and is replaced by the new Exhibit A attached hereto.



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
     6. Binding Effect. After the date of this Amendment, each reference to the Agreement shall mean and refer to this Agreement as amended hereby. Except as provided in this Amendment No. 1, the Distribution Agreement and all related documents shall remain in full force and effect and are ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their duly authorized representative.

                                        ORTHO-MCNEIL PHARMACEUTICAL
                                        CORPORATION


                                        By: /S/
                                           -------------------------------------
                                             Name:
                                             Title:


                                        WOMEN FIRST HEALTHCARE, INC.


                                        By: /s/ DAVID F. HALE
                                           -------------------------------------
                                             Name: David F. Hale
                                             Title: President & CEO

                                   Exhibit A

                                   Ortho-Est
                     Payment Reconciliation - Trade Product

1. No Reconciliation Payment Due


   Actual Trade Units Shipped      Transfer Price        Total
   --------------------------      --------------      ---------

   .625 MG             ***           $   ***           $     ***
   1.25 MG             ***           $   ***           $     ***
                                                       ---------

   Total invoiced product                              $     ***

   Total forecasted IBT (36,637 divided by 12)         $     ***

   Total Invoiced Product over IBT forecast            $     ***

   Actual Net Sales                                    $     ***
   Forecasted Net Sales                                $     ***
   Actual Incremental Sales (Assumes
     no incremental sales)                             $      --

   Royalty payment of 15% on incremental sales         $      --

   Actual Manufacturing Cost                           $
   .625 MG             ***           $   ***           $     ***
   1.25 MG             ***           $   ***           $     ***
                                                       ---------
   Actual Manufacturing Cost
     due to OMP                                        $     ***
                                                       ---------
   Equalization Payment Due (Rebate
     Payment Due)                                      $     ***
                                                       =========
2. Equalization Payment Due

   Actual Trade Units Shipped      Transfer Price        Total
   --------------------------      --------------      ---------
   .625 MG             ***           $   ***           $     ***
   1.25 MG             ***           $   ***           $     ***
                                                       ---------
   Total invoiced product                              $     ***

   Total forecasted IBT (36,637 divided by 12)         $     ***

   Total forecasted IBT over total invoiced
     product                                           $     ***

   Actual Net Sales                                    $     ***

   Forecasted Net Sales                                $     ***
                                                       ---------
   Actual Incremental Sales (Assumes no
     incremental sales)                                $     ***

   Royalty payment of 15% on incremental sales         $     ***

   Actual Manufacturing Cost
   .625 MG             ***           $   ***           $     ***
   1.25 MG             ***           $   ***           $     ***
                                                       ---------
   Actual Manufacturing Cost due to OMP                $     ***
                                                       ---------
   Equalization Payment Due (Rebate
     Payment Due)                                      $     ***
                                                       =========

3. Rebate Payment Due

   Actual Trade Units Shipped      Transfer Price        Total
   --------------------------      --------------      ---------

   .625 MG          ***              $ ***             $     ***
   1.25 MG          ***              $ ***             $     ***
                                                       ---------

   Total invoiced product                              $     ***

   Total forecasted IBT (36,637 divided by 12)         $     ***

   Total forecasted IBT over total invoiced
     product                                           $     ***

   Actual Net Sales                                    $     ***
   Forecasted Net Sales                                $     ***
                                                       ---------
   Actual Incremental Sales                            $     ***

   Royalty payment of 15% on incremental sales         $     ***

   Actual Manufacturing Cost
   .625 MG             ***           $   ***           $     ***
   1.25 MG             ***           $   ***           $     ***
                                                       ---------
   Actual Manufacturing Cost due to OMP                $     ***
                                                       ---------
   Equalization Payment Due/(Rebate
     Payment Due)                                      $     ***
                                                       =========



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
                                   Exhibit F

                                   Ortho-Est
                                 Standard Cost


  Trade      1998    1999    2000    2001    2002    2003    2004    2005   2006     2007
-------------------------------------------------------------------------------------------
  .625 mg   ***     ***     ***     ***     ***     ***     ***     ***    ***      ***
-------------------------------------------------------------------------------------------
  1.25 mg   ***     ***     ***     ***     ***     ***     ***     ***    ***      ***
-------------------------------------------------------------------------------------------


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
                                   EXHIBIT G
                               -----------------

            JULY 1, 1998 DISTRIBUTION AGREEMENT BETWEEN ORTHO-McNEIL
                        AND WOMEN FIRST HEALTHCARE, INC.
                                   ORTHO-EST
                     PAYMENT RECONCILIATION - TRADE PRODUCT

                                  AUGUST 1998

Actual Trade Units Shipped          Transfer Price                Total
--------------------------          --------------             -----------
Jan - June:
 .625 MG              ***              $ ***                    $ ***
1.25 MG              ***              $ ***                    $ ***

July:
 .625 MG              ***              $ ***                    $ ***
1.25 MG              ***              $ ***                    $ ***

August:
 .625 MG               -               $ ***                    $       -
1.25 MG              ***              $ ***                    $ ***
                                                               -----------

Total Invoiced Product                                         $ ***

Total forecasted IBT
            $ ***       X  8 months                            $ ***
           --------                                            -----------
              12

TOTAL FORECASTED IBT OVER TOTAL INVOICED PRODUCT               $ ***


Actual Net Sales                                               $ ***
Jan - June actual Ortho-McNeil        $ ***
July                                  $ ***
August                                $ ***

Forecasted Net Sales
            $ ***       X  8 months                            $ ***
           --------                                            -----------
              12

Actual Incremental Sales                                       $ ***

ROYALTY PAYMENT OF 15% ON INCREMENTAL SALES                    $ ***


ACTUAL MANUFACTURING COSTS                                     $ ***
July                                  $ ***
August                                $ ***

PAYMENT DUE WOMEN FIRST HEALTHCARE, INC.
EQUALIZATION PAYMENT DUE/(REBATE PAYMENT DUE)                  $ (1,977,928)
     ((***) + *** + ***)





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    the Commission. Confidential treatment has been requested with respect to the omitted portions.